UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 13, 2011 (April 11, 2011)

CRIMSON EXPLORATION INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-12108 (Commission File Number)	20-3037840 (IRS Employer Identification No.)

717 Texas Ave., Suite 2900, Houston Texas 77002
(Address of Principal Executive Offices)

(713) 236-7400
(Registrant’s telephone number, including area code)

_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))
[]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 11, 2011, Crimson Exploration Inc. issued a press release providing a drilling completion update.  A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to Item 8.01 in this report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated April 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIMSON EXPLORATION INC.

Date: April 13, 2011	/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated April 11, 2011

EXHIBIT 99.1

Crimson Exploration Inc. Announces Successful Completions in the Eagle Ford Oil Window and in Liberty County, TX
Houston, TX – (BUSINESS WIRE) – April 11, 2011 - Crimson Exploration Inc. (NasdaqGM: CXPO) announced the successful completion of the Littlepage McBride #1 (53.0% WI), located in Karnes County, TX and targeting the Eagle Ford Shale, commencing production in the first week of April at a gross daily rate of 876 barrels of oil and 717 Mcf of natural gas on a 14/64th choke with 2,845 psi of flowing tubing pressure. The well was drilled to a total measured depth of 15,885 feet, including a 4,800 foot lateral, and was finalized, from spud to first production, in 70 days.  The Littlepage McBride represents Crimson’s first well on its 1,250 gross acre position in Karnes County, which is adjacent to other significant drilling and producing activity in the oil window of the Eagle Ford play. The Company intends to follow its restricted rate philosophy, currently being utilized in the East Texas Haynesville play, in its Eagle Ford program and does not anticipate increasing the rate further, although the well performance to date suggests it is capable of much higher rates.

Allan D. Keel, President and Chief Executive Officer, commented, “The successful completion of the Littlepage McBride validates Crimson’s position in the oil bearing window of the Eagle Ford Shale in Karnes County. Given this initial success in Karnes County and current crude oil prices, Crimson plans to reallocate additional capital to accelerate drilling activities in Karnes County in 2011 to optimize cash flows and shareholder return on oil weighted opportunities.  We have also been fortunate enough to have obtained scheduling commitments from our drilling and completion services providers that will enable us to pursue our drilling plans for all of 2011 without delay risks related to the tight market for those services.”

In Liberty County, TX, the Catherine Henderson #A-9 (66.0% WI) commenced production at the end of March at a gross daily rate of 9.6 Mmcfe, or 4.4 Mmcf, 578 barrels of condensate and 286 barrels of natural gas liquids on a 12/64th choke and 7,200 psi of flowing tubing pressure. This well was drilled to a total measured depth of 13,150 feet in the Cook Mountain formation.  Crimson is currently drilling below 12,850 feet on the Catherine Henderson B-4 (64.0% WI) toward a total measured depth of 13,500 feet and is scheduled to spud the Catherine Henderson A-10 (66.0% WI) in May.

In our Bruin Prospect Area of San Augustine County, TX, we have successfully completed 14 stages of frac on the Kodiak #1 well (70% WI) in the Mid Bossier Shale and expect initial production to begin within the next two weeks. Completion operations have commenced in the Haynesville Shale formation on the Blue #1 well (70.7% WI), also in the Bruin Prospect Area, with initial production expected around the first of May.

We anticipate spudding the KM Ranch #1 well, our first Eagle Ford well in Zavala County, TX, by the beginning of May.  We have approximately 4,675 gross acres (50% WI) in Zavala County that we believe to be prospective in the oil window of the Eagle Ford Shale.  This operated well is expected to be drilled to a total measured depth of approximately 12,500 feet, with a projected 5,500 foot lateral.

Crimson Exploration is a Houston, TX-based independent energy company engaged in the acquisition, development, exploitation and production of crude oil and natural gas, primarily in the onshore Gulf Coast regions of the United States. The Company owns and operates conventional properties in Texas, Louisiana, Colorado and Mississippi, approximately 12,000 net acres in the Haynesville Shale, Mid-Bossier, and James Lime plays in San Augustine and Sabine counties in East Texas, approximately 6,700 net acres in the Eagle Ford play in South Texas and approximately 11,000 net acres in the Denver Julesburg Basin of Colorado.

Additional information on Crimson Exploration Inc. is available on the Company's website at http://crimsonexploration.com.

This press release includes “forward-looking statements” as defined by the Securities and Exchange Commission (“SEC”). Such statements include those concerning Crimson’s strategic plans, expectations and objectives for future operations. All statements included in this press release that address activities, events or developments that Crimson expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions Crimson made based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond Crimson’s control. Statements regarding future production, revenue and cash flow are subject to all of the risks and uncertainties normally incident to the exploration for and development and production of oil and gas. These risks include, but are not limited to, commodity price changes, inflation or lack of availability of goods and services, environmental risks, drilling risks and regulatory changes and the potential lack of capital resources. Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. Please refer to our filings with the SEC, including our Form 10-K for the year ended December 31, 2010, and subsequent filings for a further discussion of these risks.

Contact:  Crimson Exploration Inc., Houston, TX
   E. Joseph Grady, 713-236-7400

Source:    Crimson Exploration Inc.